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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 9, 2001


                          COLUMBIA BANKING SYSTEM, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

                                   WASHINGTON
                                   ----------
                 (State or other jurisdiction of incorporation)



           0-20288                                       91-1422237
   -------------------------                  -------------------------------
   (Commission File Number)                  (IRS Employer Identification No.)


                                  1301 A STREET
                                TACOMA, WA 98402
               (Address of principal executive offices) (Zip Code)

                                 (253) 305-1900
              (Registrant's telephone number, including area code)


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                                    FORM 8-K

                          COLUMBIA BANKING SYSTEM, INC.
                               TACOMA, WASHINGTON

                                 AUGUST 9, 2001

ITEM 5.  OTHER EVENTS

Columbia Banking System, Inc. announced it has received $22 million from its participation in a pooled trust preferred offering.

Columbia also announced today that its Board of Directors has approved a stock repurchase program.

A copy of Columbia's News Release containing the announcements is attached as an exhibit to this report.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements - not applicable

(b)      Pro forma financial information - not applicable

(c) Exhibits: News Release issued by Columbia Banking System, Inc. dated August 9, 2001


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COLUMBIA BANKING SYSTEM, INC.
                                       (Registrant)


Date: August 9, 2001               By: /s/ J. James Gallagher
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                                       J. James Gallagher
                                       Chief Executive Officer






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